UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 13, 2008

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 13, 2008, Jones Apparel Group, Inc. issued a press release reporting its results of operations for the fiscal quarter and year ended December 31, 2007.

A copy of the press release is attached as Exhibit 99.1 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release attached as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement the Company's consolidated financial statements presented in accordance with GAAP, it is presenting non-GAAP information regarding the effect on earnings per share from continuing operations of the sale of our Barneys retail operations, goodwill and trademark impairments, impairments recorded as a result from the shutdown of certain of our moderate sportswear brands, the gain recorded in the sale of our interest in an Australian joint venture, the gain on the sale of stock in an unrelated company, severance and other expenses related to the strategic operating initiatives, expenses related to the settlement of litigation concerning certain licensing agreements, the loss on the sale of the Polo Jeans Company business, the cumulative effect of the change in accounting principle, restructuring costs and certain other items.

These non-GAAP measures are provided to enhance the user's overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP numbers provides consistency in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. The non-GAAP measures of adjusted net income and adjusted diluted earnings per share included in the attached press release have been reconciled to the equivalent GAAP measure.

Item 7.01  Regulation FD Disclosure.

A copy of the PowerPoint slide presentation to be made during the conference call with Company management on February 13, 2008 concerning the Company's results of operation for the fiscal quarter and year ended December 31, 2007 is attached as Exhibit 99.2 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated February 13, 2008.
99.2	PowerPoint slide presentation dated February 13, 2008.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ John T. McClain John T. McClain Chief Financial Officer

 Date: February 13, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated February 13, 2008.
99.2	PowerPoint slide presentation dated February 13, 2008.

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